JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of Orgenesis Inc., a Nevada corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of March 27, 2015.

4FORCELLS SPRL

Per:	/s/ François Lesage
Authorized Signatory

JPP CONSULTING SPRL

Per:	/s/ Jean Paul Prieels
Authorized Signatory

GABRIEL INVESTMENTS SPRL

Per:	/s/ François Lesage
Authorized Signatory

AUXILIASTRA SPRL

Per:	/s/ Patrick Stragier
Authorized Signatory